                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                              ------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                        December 26, 1996
                  -----------------------------
                (Date of earliest event reported)

                  DLJ Mortgage Acceptance Corp.
                      Mortgage Pass-Through
                  Certificates, Series 1996-QE3

                  DLJ Mortgage Acceptance Corp.
            ----------------------------------------
        (Exact Name of Registrant as Specified in Charter)

      Delaware              33-77722               13-3460894
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  (State or Other          (Commission          (IRS Employer
   Jurisdiction of         File Number)       Identification No.)
   Incorporation)

277 Park Avenue
New York, New York                                  10172
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(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone
number including area code              (212) 892-3000
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Item 7.    Financial Statements and Exhibits


(c) Exhibits.

      Attached as exhibits are the following monthly reports made available by Bankers Trust Company, the Trustee, for the December 26, 1996 distribution date.


      Exhibit 1.    Trustee Payment Statement to
                    Certificateholders

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DLJ Mortgage Acceptance Corp.
                                 (Registrant)


Date:  December 26, 1996         By: /s/ Paul Najarian
                                     ----------------------------
                                     Name: Paul Najarian
                                     Title: Vice President

                              EXHIBIT INDEX


The following exhibit is being filed herewith:


EXHIBIT NO.      DESCRIPTION
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    1.           Trustee Payment Statement to Certificateholders